                                                                   EXHIBIT 10.33


                   EMPLOYMENT AND NON-INTERFERENCE AGREEMENT
                   -----------------------------------------

     This Employment and Non-Interference Agreement, dated as of April 23, 1998 (this "Agreement"), by and between Edward M. Stiles (the "Executive") and
                                                          ---------
Crystaloid Technologies, Inc., a Delaware corporation (the "Company"), and a
                                                            -------
wholly-owned subsidiary of Jackson Products, Inc., a Delaware corporation (the "Parent");
 ------

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Company wishes to obtain the future services of the Executive for the Company; and

     WHEREAS, the Executive is willing, upon the terms and conditions herein set forth, to provide services hereunder; and

     WHEREAS, the Company wishes to secure the Executive's non-interference, upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.  Nature of Employment
         --------------------

     Subject to Section 3, the Company hereby employs Executive, and Executive
                ---------
agrees to accept such employment, during the Term of Employment (as defined in
Section 3(a)), as Director of Engineering of the Company and to undertake such
-------------
duties and responsibilities as may be reasonably assigned to Executive from time to time by the Board of Directors of the Company or the appropriately authorized and designated officers of the Company or the Parent.

     2.  Extent of Employment
         --------------------

     (a) During the Term of Employment, the Executive shall perform his obligations hereunder faithfully and to the best of his ability at the principal executive offices of the Company, under the direction of the Board of Directors of the Company, and shall abide by the rules, customs and usages from time to time established by each of the Parent and the Company.

     (b) During the Term of Employment, the Executive shall devote all of his business time, energy and skill as may be reasonably necessary for the performance of his duties, responsibilities and obligations hereunder (except for vacation periods and reasonable periods of illness or other incapacity), consistent with past practices and norms in similar positions.

     (c) Nothing contained herein shall require Executive to follow any directive or to perform any act which would violate any laws, ordinances, regulations or rules of any governmental, regulatory or administrative body, agent or authority, any court or judicial authority, or any public, private or industry regulatory authority (collectively, the "Regulations"). Executive
                                                  -----------
shall act in good faith in accordance with all Regulations.

     3.  Term of Employment; Termination
         -------------------------------

     (a)  The "Term of Employment" shall commence on the date hereof and shall
               ------------------
continue for a term of two years. Should the Executive's employment by the Company be earlier terminated pursuant to Section 3(b) or by the Executive
                                          ------------
pursuant to Section 3(c), the Term of Employment shall end on the date of such
            ------------
earlier termination.

     (b)  Subject to the payments contemplated by Section 3(e), the Term of
                                                  ------------
Employment may be terminated at any time by the Company:

               (i)    upon the death of Executive;

               (ii) in the event that because of physical or mental disability Executive is unable to perform, and does not perform, substantially all of his duties hereunder for a continuous period of ninety (90) days, or an experienced, recognized physician specializing in such disabilities certifies as to the foregoing in writing;

               (iii)  for Cause (as defined in Section 3(d));
                                               -------------

               (iv) upon the continuous poor or unacceptable performance of the Executive's duties to the Company, in the sole judgment of the Board of Directors of the Company, which has remained uncured for a period of thirty
     (30) days after delivery of notice by the Company to the Executive of such dissatisfaction with Executive's performance; or

               (v) for any other reason or no reason, it being understood that no reason is required.

     Executive acknowledges that no representations or promises have been made concerning the grounds for termination or the future operation of the Company's business, and that nothing contained herein or otherwise stated by or on behalf of the Company modifies or amends the right of the Company to terminate Executive at any time, with or without Cause. Termination shall become effective upon the delivery by the Company to the Executive of notice specifying such termination and the reasons therefor (i.e., Section 3(b)(i)-
                                           ----

(v)), subject to the requirements for advance notice and an opportunity to cure provided in this Agreement, if and to the extent applicable.

     (c)  Subject to the payments contemplated by Section 3(e), the Term of
                                                  ------------
Employment may be terminated at any time by the Executive:

               (i)    upon the death of Executive;

               (ii) in the event that because of physical or mental disability Executive is unable to perform, and does not perform substantially all of his duties hereunder for a continuous period of ninety (90) days, or an experienced, recognized physician specializing in such disabilities certifies as to the foregoing in writing;

               (iii) as a result of a material reduction in Executive's authority, perquisites, salary, position or responsibilities (other than such a reduction which affects all of the Company's senior executives on a substantially equal or proportionate basis) or the Company's willful, material violation of its obligations under this Agreement, in each case, after thirty (30) days prior written notice to the Company and its Board of Directors and the Company's failure thereafter to cure such reduction or violation; or

               (iv)   voluntarily or for any reason not referred to in clauses
     (i) through (iii), or no reason, in each case, after ninety (90) days prior written notice to the Company.

     (d)  For the purposes of this Section 3:
                                   ---------

     "Cause" shall mean any of the following:  (i) Executive's commission of any
      -----
crime or criminal offense involving the unlawful theft or conversion of substantial monies or other property or any other felony (other than a criminal offense arising solely under a statutory provision imposing criminal liability on the Executive on a per se basis due to the offices held by the Executive),
                      --- --
including fraud or embezzlement, in each case upon a determination by the Company that such a crime has been committed; (ii) Executive's breach of any of his fiduciary duties to the Company or its stockholders or making of a willful misrepresentation or omission which breach, misrepresentation or omission would reasonably be expected to materially adversely affect the business, properties, assets, condition (financial or other) or prospects of the Parent or the Company; (iii) Executive's willful, continual and material neglect or failure to discharge his duties, responsibilities or obligations prescribed by Sections 1
                                                                    ----------
and 2 (other than arising solely due to physical or mental disability); (iv)
    -
Executive's habitual drunkenness or substance abuse which materially interferes with Executive's ability to discharge his duties, responsibilities or obligations prescribed by Sections 1 and 2; (v) Executive's willful and material
                          ----------     -
breach of any non-competition or confidentiality agreement with the Company, including without limitation, those set forth in Sections 7 and 8 of this
                                                 ----------     -
Agreement; and (vi) Executive's gross neglect of his duties and responsibilities, as determined by the Company.

     (e) In the event Executive's employment is terminated pursuant to
Section 3(b)(i), 3(b)(ii), 3(b)(v), 3(c)(i), 3(c)(ii) or 3(c)(iii), the Company
---------------  --------  -------  -------  --------    ---------
will pay to Executive (or his estate or representative) the full amounts to which he would be entitled under Section 4(a) and customary benefits for the
                                 ------------
period from the date of termination to the first anniversary of such termination. In the event Executive's employment is terminated pursuant to
Section 3(b)(iv), the Company will pay to Executive the full amounts to which he
----------------
would be entitled under Section 4(a) and customary benefits for the period from
                        ------------
the date of termination until thirty (30) days after the date of such termination. In the event Executive's employment is terminated pursuant to
Section 3(b)(iii) or 3(c)(iv), there will be no amounts owing by the Company to
-----------------    --------
the Executive under Section 4 or any other provision of this Agreement, from and
                    ---------
after the date of termination. If the Company makes any payments required by this Section 3(e), such payments will constitute severance and liquidated
     ------------
damages, and the Company will not be obligated to pay any further amounts to Executive under this Agreement or otherwise be liable to Executive in connection with his termination.

     (f)  All determinations pursuant to this Section 3 (other than pursuant to
                                              ---------
Section 3(b)(ii) or 3(c)(ii)) shall be made by the Company's Board of Directors,
----------------    --------
in its sole discretion, whose decision shall be final, conclusive and binding.

     (g) Termination of the Term of Employment will not terminate the parties' respective obligations under Sections 7, 8, 10 through 20, or any other
                             ----------  -  --         --
provisions not associated specifically with the Term of Employment.

     (h) In the event the Term of Employment is terminated and the Company is obligated to make payments pursuant to Section 3(e), Executive will not be
                                       ------------
obligated to seek or obtain alternative employment; provided, however, if he
                                                    --------  -------
nevertheless thereafter obtains alternative employment, then if and to the extent Executive obtains such employment, the Company's payment obligations under Section 3(e), including its obligation to provide insurance coverage, if
      ------------
any, will be mitigated and reduced by and to the extent of Executive's compensation under such alternative employment during the period for which payments are owed by the Company pursuant to Section 3(e). Moreover, in the
                                             ------------
event that, after the Restricted Period pursuant to Section 8(a), Executive is
                                                    ------------
employed by or engaged in a Competitive Business as contemplated by Section
                                                                    -------
8(a)(i), then the Company will thereupon cease and will be no longer obligated
-------
to make any payments otherwise required under Section 3(e).
                                              ------------

     (i) In the event the Term of Employment is terminated and the Company is obligated to make payments pursuant to Section 3(e), Executive hereby waives any
                                       ------------
and all claims against the Company, the Parent and their respective officers, directors, employees, agents, or representatives, stockholders and affiliates relating to his employment during the term hereof and this Agreement.

     4.  Compensation.  During the Term of Employment, the Company shall pay
         ------------
compensation to Executive as base compensation for his services hereunder, in bi-weekly installments per annum, a base salary at a rate of $61,000 per annum. Such amounts may be adjusted annually at the discretion of the Company based upon an annual review of Executive's performance by the Company which will take place on or about January 1 of each year.

     5.  Reimbursement of Expenses
         -------------------------

     During the Term of Employment, the Company shall reimburse Executive for documented travel, entertainment and other expenses reasonably incurred by Executive in connection with the performance of his duties hereunder and, in each case, in accordance with the rules, customs and usages promulgated by the Company from time to time in effect.

     6.  Benefits
         --------

     During the Term of Employment, the Executive shall be entitled to perquisites, paid vacations and benefits (including health, short and long term disability, pension and life insurance benefits consistent with past practice, or as increased from time to time) established from time to time, by the Board of Directors for executives of the Company, subject to the policies and procedures in effect regarding participation in such benefits.

     7.  Confidential Information
         ------------------------

     (a) Executive acknowledges that his employment hereunder gives him access to Confidential Information relating to the Company's Business and its customers which must remain confidential. Executive acknowledges that this information is valuable, special, and a unique asset of the Company's Business, and that it has been and will be developed by the Company at considerable effort and expense, and if it were to be known and used by others engaged in a Competitive Business, it would be harmful and detrimental to the interests of the Company. In consideration of the foregoing and this Agreement, Executive hereby agrees and covenants that, during and after the Term of Employment, Executive will not, directly or indirectly in one or a series of transactions, disclose to any person, or use or otherwise exploit for the Executive's own benefit or for the benefit of anyone other than the Company, any Confidential Information (as defined in Section 9), whether prepared by Executive or not;
                           ---------
provided, however, that any Confidential Information may be disclosed to
--------  -------
officers, representatives, employees and agents of the Company who need to know such Confidential Information in order to perform the services or conduct the operations required or expected of them in the Business (as defined in Section 9). Executive shall use his best efforts to prevent the removal of any Confidential Information from the premises of the Company, except as required in his normal course of employment by the Company. Executive shall use commercially reasonable efforts to cause all persons or entities to whom any Confidential Information shall be disclosed by him hereunder to observe the terms and conditions set forth herein as though each such person or entity was bound hereby. Executive shall have no obligation hereunder to keep confidential any Confidential Information if and to the extent disclosure of any thereof is specifically required by law;

provided, however, that in the event disclosure is required by applicable law,
--------  -------
the Executive shall provide the Company with prompt notice of such requirement, prior to making any disclosure, so that the Company may seek an appropriate protective order. At the request of the Company, Executive agrees to deliver to the Company, at any time during the Term of Employment, or thereafter, all Confidential Information which he may possess or control. Executive agrees that all Confidential Information of the Company (whether now or hereafter existing) conceived, discovered or made by him during the Term of Employment exclusively belongs to the Company (and not to Executive). Executive will promptly disclose such Confidential Information to the Company and perform all actions reasonably requested by the Company to establish and confirm such exclusive ownership.

     (b)  The terms of this Section 7 shall survive the termination of this
                            ---------
Agreement regardless of who terminates this Agreement, or the reasons therefor.

     8.   Non-Interference
          ----------------

     (a) Executive acknowledges that the services to be provided give him the opportunity to have special knowledge of the Companies and its Confidential Information and the capabilities of individuals employed by or affiliated with the Company and that interference in these relationships would cause irreparable injury to the Company. In consideration of this Agreement, Executive covenants and agrees that:

          (i) From the date hereof through the date that is 18 months after the termination of the Term of Employment (the "Restricted Period"), Executive
                                                 -----------------
     will not, without the express written approval of the Board of Directors of the Company, anywhere in the Market, directly or indirectly, in one or a series of transactions, own, manage, operate, control, invest or acquire an interest in, or otherwise engage or participate in, whether as a proprietor, partner, stockholder, lender, director, officer, employee, joint venturer, investor, lessor, supplier, customer, agent, representative or other participant, in any business which competes, directly or indirectly, with the Business in the Market ("Competitive Business")
                                                   --------------------
     without regard to (A) whether the Competitive Business has its office, manufacturing or other business facilities within or without the Market,
     (B) whether any of the activities of the Executive referred to above occur or are performed within or without the Market or (C) whether the Executive resides, or reports to an office, within or without the Market; provided,
                                                                     --------
     however, that (x) the Executive may, anywhere in the Market, directly or
     -------
     indirectly, in one or a series of transactions, own, invest or acquire an interest in up to one percent (1%) of the capital stock of a corporation whose capital stock is traded publicly, or that (y) Executive may accept employment with a successor company to the Company.

          (ii) During the Restricted Period (which shall not be reduced by any period of violation of this Agreement by Executive or period which is required for litigation to enforce the rights hereunder), Executive will not without the express prior written approval of the Board of Directors of the Company (A) directly or indirectly, in one or a series of transactions, recruit, solicit or otherwise induce or influence any proprietor, partner, stockholder, lender, director, officer, employee, sales agent, joint venturer, investor, lessor, supplier, customer, agent, representative or any other person which has a business relationship with the Company or had a business relationship with the Company within the 24 month period preceding the date of the incident in question, to discontinue, reduce or modify such employment, agency or business relationship with the Company, or (B) employ or seek to employ or cause any Competitive Business to employ or seek to employ any person or agent who is then (or was at any time within 24 months prior to the date the Executive or the Competitive Business employs or seeks to employ such person) employed or retained by the Company. Notwithstanding the foregoing, nothing herein shall prevent the Executive from providing a letter of recommendation to an employee with respect to a future employment opportunity.

          (iii) The scope and term of this Section 8 would not preclude
                                           ---------
     Executive from earning a living with an entity that is not a Competitive Business.

     (b) In the event that Executive breaches his obligations in any material respect under Section 7 or this Section 8, the Company, in addition to pursuing
              ---------         ---------
all available remedies under this Agreement, at law or otherwise, and without limiting its right to pursue the same shall cease all payments to the Executive under this Agreement or any other agreement.

     (c)  The terms of this Section 8 shall survive the termination of this
                            ---------
Agreement regardless of who terminates this Agreement, or the reasons therefor.

     9.  Definitions
         -----------

     "Business" means any business conducted, or engaged in, by the Companies
      --------
prior to the date hereof or at any time during the Term of Employment.

     "Cause" is defined in Section 3(c).
      -----                ------------

     "Companies" means Parent and its successors or any of its direct or
      ---------
indirect subsidiaries (including the Company), now or hereafter existing.

     "Company" is defined in the introduction.
      -------

     "Competitive Business" is defined in Section 8(a)(i).
      --------------------                ---------------

     "Confidential Information" means any confidential information including,
      ------------------------
without limitation, any study, data, calculations, software storage media or other compilation of information, patent, patent application, copyright, trademark, trade name, service mark, service name, "know-how", trade secrets, customer lists, details of client or consultant contracts, pricing policies, operational methods, marketing plans or strategies, product development techniques or plans, business acquisition plans or any portion or phase of any scientific or technical information, ideas, discoveries, designs, computer programs (including source of object codes), processes, procedures, formulas, improvements or other proprietary or intellectual property of the Companies, whether or not in written or tangible form, and whether or not registered, and including all files, records, manuals, books, catalogues, memoranda, notes, summaries, plans, reports, records, documents and other evidence thereof. The term "Confidential Information" does
                                                ------------------------
not include, and there shall be no obligation hereunder with respect to, information that becomes generally available to the public other than as a result of a disclosure by the Executive not permissible hereunder.

     "Executive" means Edward M. Stiles or his estate, if deceased.
      ---------

     "Market" means any county in the United States of America and each similar
      ------
jurisdiction in any other country in which the Business was conducted by or engaged in by the Companies prior to the date hereof or is conducted or engaged in, or is proposed to be conducted or engaged in, by the Companies at any time during the Term of Employment.

     "Parent" is defined in the introduction.
      ------

     "Regulations" is defined in Section 2(c).
      -----------                ------------

     "Restricted Period" is defined in Section 8(a)(i).
      -----------------                ---------------

     "Term of Employment" is defined in Section 3(a).
      ------------------                ------------

     10.  Notice
          ------

     Any notice, request, demand or other communication required or permitted to be given under this Agreement shall be given in writing and if delivered personally, or sent by certified or registered mail, return receipt requested, as follows (or to such other addressee or address as shall be set forth in a notice given in the same manner):

     If to Executive:         _______________________________
                              _______________________________
                              _______________________________
                              _______________________________

     If to Company:           Crystaloid Technologies, Inc.
                              c/o Jackson Products, Inc.
                              2997 Clarkson Road
                              Chesterfield, Missouri 63017
                              Attention: Christopher T. Paule

                              Facsimile: (314) 207-2800

                              with a copy to:

                              Mayer, Brown & Platt
                              1675 Broadway, Suite 1900
                              New York, New York  10019
                              Attention:  James B. Carlson
                              Facsimile:  (212) 262-1910

Any such notices shall be deemed to be given on the date personally delivered or such return receipt is issued.

     11.  Previous Agreements; Executive's Representation
          -----------------------------------------------

     (a) Executive hereby cancels, voids and renders without force or effect any previous employment or severance agreement by and between Executive and the Company.

     (b) Executive hereby warrants and represents to the Company that Executive has carefully reviewed this Agreement and has consulted with such advisors as Executive considers appropriate in connection with this Agreement, and is not subject to any covenants, agreements or restrictions, including without limitation any covenants, agreements or restrictions arising out of Executive's prior employment which would be breached or violated by Executive's execution of this Agreement or by Executive's performance of his duties hereunder.

     12.  Other Matters
          -------------

     Executive agrees and acknowledges that the obligations owed to Executive under this Agreement are solely the obligations of the Company, and that none of the Companies' stockholders, directors, officers, affiliates, representatives, agents or lenders will have any obligations or liabilities in respect of this Agreement and the subject matter hereof.

     13.  Validity
          --------

     If, for any reason, any provision hereof shall be determined to be invalid or unenforceable, the validity and effect of the other provisions hereof shall not be affected thereby.

     14.  Severability
          ------------

     Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein. If any court determines that any provision of Section 8 or any other
                                                      ---------
provision hereof is unenforceable and therefore acts to reduce the scope or duration of such provision, the provision in its reduced form shall then be enforceable.

     15.  Waiver of Breach; Specific Performance
          --------------------------------------

     The waiver by the Company or Executive of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other breach of such other party. Each of the parties (and third party beneficiaries) to this Agreement will be entitled to enforce its respective rights under this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of Sections 7 and 8 of this
                                                       ----------     -
Agreement and that any party (and third party beneficiaries) may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions in order to enforce or prevent any violations of the provisions of this Agreement.

     16.  Assignment; Third Parties
          -------------------------

     Neither the Executive nor the Company may assign, transfer, pledge, hypothecate, encumber or otherwise dispose of this Agreement or any of his or its respective rights or obligations hereunder, without the prior written consent of the other. The parties agree and acknowledge that each of the Companies and the stockholders and investors therein are intended to be third party beneficiaries of, and have rights and interests in respect of, Executive's agreements set forth in Sections 7 and 8.
                        ----------     -

     17.  Amendment; Entire Agreement
          ---------------------------

     This Agreement may not be changed orally but only by an agreement in writing agreed to by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter of this Agreement, and supersedes and replaces all prior Agreements, understandings and commitments with respect to such subject matter.

     18.  Litigation
          ----------

     THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MISSOURI, EXCEPT THAT NO DOCTRINE OF CHOICE OF LAW SHALL BE USED TO APPLY

ANY LAW OTHER THAN THAT OF MISSOURI, AND NO DEFENSE, COUNTERCLAIM OR RIGHT OF SET-OFF GIVEN OR ALLOWED BY THE LAWS OF ANY OTHER STATE OR JURISDICTION, OR ARISING OUT OF THE ENACTMENT, MODIFICATION OR REPEAL OF ANY LAW, REGULATION, ORDINANCE OR DECREE OF ANY FOREIGN JURISDICTION, BE INTERPOSED IN ANY ACTION HEREON. EXECUTIVE AND THE COMPANY AGREE THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS AGREEMENT MAY BE COMMENCED IN THE COURTS OF THE STATE OF MISSOURI OR THE UNITED STATES DISTRICT COURTS IN ST. LOUIS, MISSOURI. EXECUTIVE AND THE COMPANY CONSENT TO SUCH JURISDICTION, AGREE THAT VENUE WILL BE PROPER IN SUCH COURTS AND WAIVE ANY OBJECTIONS BASED UPON FORUM NON CONVENIENS. THE CHOICE
                                                --------------------
OF FORUM SET FORTH IN THIS SECTION 18 SHALL NOT BE DEEMED TO PRECLUDE THE
                           ----------
ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER JURISDICTION.

     19.  Further Action
          --------------

     Executive and the Company agree to perform any further acts and to execute and deliver any documents which may be reasonable to carry out the provisions hereof.

     20.  Counterparts
          ------------

     This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have set their hands as of the day and year first written above.


                                        EXECUTIVE:



                                        /s/ Edward M. Stiles
                                        -----------------------------------
                                        Name: Edward M. Stiles



                                        CRYSTALOID TECHNOLOGIES, INC.



                                        By /s/  Christopher T. Paule
                                          ----------------------------------
                                          Name: Christopher T. Paule
                                          Title:   Vice President



                                        JACKSON PRODUCTS, INC.



                                        By /s/  Christopher T. Paule
                                          -----------------------------------
                                          Name: Christopher T. Paule
                                          Title:   Vice President